PRIVATE EQUITY LINE OF CREDIT AGREEMENT
                                 BY AND BETWEEN
                            BOAT BASIN INVESTORS LLC
                                       AND
                               STARUNI CORPORATION
        ----------------------------------------------------------------
                         DATED AS OF SEPTEMBER 28, 2000
        ----------------------------------------------------------------














































                                    10.5 - 1

         This PRIVATE EQUITY LINE OF CREDIT AGREEMENT is entered into as of the 28th day of September, 2000 (this "Agreement"), by and between Boat Basin Investors LLC, a limited liability company formed under the laws of Nevis (the "Investor"), and Staruni Corporation, a corporation organized and existing under the laws of the State of California (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor and the Investor shall purchase from time to time as provided herein, up to $2,000,000 of the Common Stock (as defined below), and

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         Section 1.1 "Affiliates" shall have the meaning assigned to such term in Section 3.4 hereof.

         Section 1.2 "Sale Price" shall mean the closing sale price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

         Section 1.3 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         Section 1.4 "Commitment Amount" shall mean the $2,000,000 up to which the Investor has agreed to provide to the Company in order to purchase Put Shares pursuant to the terms and conditions of this Agreement.

         Section 1.5 "Commitment Period" shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investors shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $2,000,000, or (y) the date occurring forty-eight (48) months from the date of commencement of the Commitment Period.

         Section 1.6 "Common Stock" shall mean the Company's common stock, no par value per share.

         Section 1.7 "Common Stock Equivalents" shall mean any securities that are convertible into or exchangeable for Common Stock or any warrants, options or other rights to subscribe for or purchase Common Stock or any such convertible or exchangeable securities.

         Section 1.8 "Condition Satisfaction Date" shall have the meaning assigned to such term in Section 7.2 hereof.


                                    10.5 - 2

         Section 1.9 "Control Persons" shall have the meaning assigned to such term in Section 12.2 hereof.

         Section 1.10 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.11 "EDGAR" shall mean the SEC's electronic data gathering and retrieval system.

         Section 1.12 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.13 "Escrow  Agent" shall  mean  Novack  Burnbaum Crystal LLP.

         Section 1.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the regulations promulgated thereunder.

         Section 1.15 "Floor Price P" shall mean a closing bid price of twenty cents ($.20) per share or less for any five consecutive Trading Days during the Valuation Period. "Floor Price C" shall mean fifteen cents ($.15) per share determined on any Put Date.

         Section 1.16 "Investment Amount" shall mean the dollar amount (within the range specified in Section 2.2) to be invested by the Investor to purchase Put Shares with respect to any Put Purchase Notice delivered by the Company to the Investor in accordance with Section 2.2 hereof.

         Section 1.17 "Legend"  shall  have the meaning assigned to such term in
Section 9.1 hereof.

         Section 1.18 "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement and to carry on the business of the Company as presently conducted.

         Section 1.19 "Market Price" shall mean for the purpose of calculating the Purchase Price of the Put Shares, the lowest closing bid price of the Common Stock as reported on the Principal Market over the Valuation Period.

         Section 1.20 "Maximum Put Amount" shall mean a maximum of 15% of the aggregate trading volume during the Valuation Period excluding from such calculation any Trading Day where the lowest bid price is less than 25% of the Floor Price C.

         Section 1.21 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.22 "Outstanding" when used with reference to Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding

                                    10.5 - 3

Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

         Section 1.23 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.24 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small-Cap Market, the NASD OTC Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.25 Intentionally omitted.

         Section 1.26 "Purchase Price" as used in this Agreement shall mean seventy-five percent (75%) of the Market Price on the Put Date. The foregoing percentage is the "Purchase Price Percentage."

         Section 1.27 "Put" shall mean each occasion the Company elects to draw down a portion from the equity line by exercising its right to tender a Put Purchase Notice requiring the Investor to purchase a discretionary amount of the Company's Common Stock, subject to the terms of this Agreement which tender must be given to the Investor.

         Section 1.28 "Put Closing" shall mean one of the closings of a purchase and sale of the Put Shares pursuant to Section 2.3.

         Section 1.29 "Put Closing Date" shall mean, with respect to a Put Closing the fourth Trading Day following the Put Date related to such Put Closing, provided all conditions to such Put Closing have been satisfied on or before such Trading Day.

         Section 1.30 "Put Date" shall mean such date as a Put Purchase Notice has been delivered to the Investor.

         Section 1.31 "Put Purchase Notice" shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to sell to the Investor, as such form is attached hereto as Exhibit A.

         Section 1.32 "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

         Section 1.33 "Registrable Securities" shall mean the Put Shares and the Warrant Shares until the Registration Statement has been declared effective by the SEC and all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement.

         Section 1.34 "Registration Statement" shall mean a registration statement on Form SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by



                                    10.5 - 3
the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor and Placement Agent of the Registrable Securities under the Securities Act.

         Section 1.35 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.36 "SEC" shall mean the Securities and Exchange Commission.

         Section 1.37 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.38 "Securities Act" shall have the definition ascribed to it in the recitals of this Agreement.

         Section 1.39 "SEC Documents" shall mean, to the extent applicable, the Company's latest Form 10-KSB as of the time in question, all Forms 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement.

         Section 1.40 "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

         Section 1.41 "Put   Cushion"   shall   mean   the   mandatory   minimum
twenty-five (25) Trading Days between Put Dates.

         Section 1.42 "Trading  Day"  shall  mean  any   day  during  which  the
Principal Market shall be open for business.

         Section 1.43 Intentionally Omitted.

         Section 1.44 "Valuation Period" shall mean the period of thirty (30) days during which the Purchase Price of the Common Stock is determined with respect to any Put Date, which shall occur during the immediate thirty (30) days prior to the Put Date.

         Section 1.45 "Warrants" shall mean the common stock purchase warrants of the Company collectively described in Section 2.4, forms of which are annexed hereto as Exhibits E and F. "Put Warrants" shall mean the common stock purchase warrants of the Company described in Section 2.4, a form of which is annexed hereto as Exhibit E.

         Section 1.46 "Warrant Shares" shall mean the Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II
                        PURCHASE AND SALE OF COMMON STOCK


                                    10.5 - 4

         Section 2.1  Investments/Puts.  Upon the terms and conditions set forth
                      -----------------
herein (including, without limitation, the provisions of Article VII hereof), on any Put Date the Company may exercise a Put by the delivery of a Put Purchase Notice. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the Investment Amount specified in the Put Purchase Notice by the Purchase Price determined during the Valuation Period.

         Section 2.2  Mechanics.
                      ----------
                  (a) Put  Purchase  Notice.  At any time during the  Commitment
                      ----------------------
Period, the Company may deliver a Put Purchase Notice, in substantially the form and substance of Exhibit A, to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the Investment Amount for each Put as designated by the Company in the applicable Put Purchase Notices shall be neither less than $50,000 nor more than $100,000, subject further to the Maximum Put Amount and, provided further, that any amount in excess of $50,000 be consented to in writing by the Investor.

                  (b) Date of Delivery of Put  Purchase  Notice.  A Put Purchase
                      ------------------------------------------
Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Put Purchase Notice may be deemed delivered, on a day that is not a Trading Day.

                  (c)  Determination  of Purchase Price and Put Shares Issuable.
                       ---------------------------------------------------------
The Purchase Price for any Put shall be the product of the Market Price multiplied by the Purchase Price Percentage less 10% of the amount stated in any Put Purchase Notice. The number of Put Shares to be purchased by the Investor shall be settled on the Put Closing Date

                  (d) Floor Price  Limitation.  If the Market Price is less than
                      ------------------------
either Floor Price P or Floor Price C the Company shall not sell and the Investor shall not purchase the Put Shares otherwise to be purchased for such Put Date, unless the Company and the Investor each consent to such sale in writing.

                  Section 2.3 Put  Closings.  On each Put Closing Date for a Put
                              --------------
(i) the Company shall deliver in the form required pursuant to Article IX hereof to the Escrow Agent to be held in escrow, certificates representing the Put Shares to be purchased by the Investor pursuant to Section 2.1 herein, or if deliverable without legend pursuant to Article IX and if DTC eligible, deliver the Put Shares electronically by DTC or DWAC after the Put Date and on or prior to the Put Closing Date, registered in the name of the Investor or, at the Investor's option, deposit such certificate(s) into such account or accounts


                                    10.5 - 5
previously designated by the Investor (ii) the Company shall deliver to the Escrow Agent Put Warrants in accordance with Section 2.4, in the form annexed hereto as Exhibit E, and (iii) the Investor shall deliver to the Escrow Agent to be held in escrow the Investment Amount specified in the Put Purchase Notice by wire transfer of immediately available funds on or before the Put Closing Date. In addition, on or prior to the Put Closing Date, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the certificates and the Put Warrants to the Investor shall occur out of escrow in accordance with the escrow agreement referred to in Section 7.2(o) following (x) the Company's deposit into escrow of the certificates representing the Put Shares and the Put Warrants and (y) the Investor's deposit into escrow of the Investment Amount.

         Section 2.4  Issuance of Warrants.  Under the terms of this  Agreement,
                      ---------------------
the Company shall issue to the Investor Warrants to purchase up to 10% of the number of Put Shares purchased on each Put Closing Date in the form annexed hereto as Exhibit E and the Company shall issue to the Investor Warrants to purchase 1,000,000 Warrant Shares in the form of Warrant annexed hereto as Exhibit F.

         Section 2.5 Termination of Investment Obligation. The obligation of the
                     -------------------------------------
Investor to purchase shares of Common Stock shall terminate permanently (including with respect to a Put Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for a consecutive ten day calendar period or for an aggregate of thirty (30) Trading Days during the Commitment Period, for any reason, (ii) the Company files a petition in bankruptcy or a petition in bankruptcy is filed against the Company or the Company is adjudicated bankrupt, (iii) the Company consolidates with or merges into any other Person and the Company shall not be the continuing or surviving corporation, (iv) the Company fails to deliver the Warrants as described in
Section 2.4, (v) the Company effects a reclassification or recapitalization without the Investor's consent as described in Section 6.11, or (vi) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4,
6.5 or 6.6.

         Section 2.6  Non-Usage  Fee. The Company  shall have the  obligation to
                      ---------------
deliver Put Purchase Notices to the Investor during each six (6) month period of the Commitment Period having an aggregate dollar amount of $200,000 ("Minimum Put Commitment"). In the event the Company does not deliver Put Purchase Notices during any six (6) month period of the Commitment Period for the Minimum Put Commitment, then the Company shall pay the Investor a non-usage fee of $25,000 less 10% of the actual aggregate dollar amount of Put Purchase Notices during the subject six (6) month period ("Non-Usage Fee"). The Investor shall give the Company written notice to pay the Non-Usage Fee 10 days after the end of any six
(6) month period during which the Minimum Put Commitment has not been made. The Company shall be required to pay the Non-Usage Fee 5 days after the receipt of such notice. If the Company fails to pay the Non-Usage Fee upon notice, the Non-Usage Fee may be deducted by the Investor from the Purchase Price of any subsequent Put Purchase Notice delivered by the Company. Failure of the Investor to give written notice of a Non-Usage Fee to the Company, shall not waive the Investor's rights to collect any such fee nor relieve the Company of its obligation to pay such fee.
                                    10.5 - 6

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor represents and warrants to the Company that:

         Section 3.1 Intent.  The Investor is entering  into this  Agreement for
                     -------
its own account and not with a view to the distribution of the Common Stock, and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

         Section 3.2  Sophisticated  Investor.  The Investor is a  sophisticated
                      ------------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

         Section 3.3  Authority.  This  Agreement has been duly  authorized  and
                      ----------
validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 3.4 Not an Affiliate. The Investor is not an officer,  director
                     -----------------
or to Investor's good faith belief, an "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

         Section 3.5 Absence of  Conflicts.  The  execution and delivery of this
                     ----------------------
Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated hereby, and compliance with the requirements hereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, (b) conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

                                    10.5 - 7

         Section  3.6  Disclosure;  Access  to  Information.  The  Investor  has
                       -------------------------------------
received all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has had access to copies of any such reports that have been requested by it.

         Section 3.7 Manner of Sale. At no time was Investor  presented  with or
                     ---------------
solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investor, except as may be set forth in the disclosure schedule delivered in connection herewith, that:

         Section 4.1  Organization of the Company.  The Company is a corporation
                      ----------------------------
duly organized and existing in good standing under the laws of the State of California and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

         Section 4.2  Authority.  (i) The Company  has the  requisite  corporate
                      ----------
power and authority to enter into and perform its obligations under this Agreement to issue the Put Shares; (ii) the execution, issuance and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section  4.3  Capitalization.  As of the date  hereof,  the  authorized
                       ---------------
capital stock of the Company consists of 250,000,000 shares of Common Stock, of which 15,526,839 shares are issued and outstanding and 50,000,000 shares of preferred stock, of which no shares are issued and outstanding. Except as set forth in Schedule 4.3, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.



                                    10.5 - 8

         Section 4.4 Common  Stock.  As of the  commencement  of the  Commitment
                     --------------
Period, the Company will have registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and be in full compliance with all reporting requirements of the Exchange Act, if any, and the Company will have maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is then listed or quoted on the Principal Market. As of the date hereof, the Common Stock is quoted on the OTC Bulletin Board.

         Section 4.5  Financial  Statements.  The Company has  delivered or made
                      ----------------------
available to the Investor true and complete copies of unaudited financial statements (without footnotes) as of and for the period ending June 30, 2000 ("Financial Statements"). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The Financial Statements fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations for the periods then ended, subject to normal year-end audit adjustments.

         Section   4.6  Valid   Issuances.   Assuming   the   accuracy   of  the
                        ------------------
representations and warranties contained in Sections 3.1, 3.2 and 3.7 hereof both at the date hereof and at the time of sale and issuance, the sale and issuance of the Put Shares will be exempt from registration under the Securities Act in reliance upon Section 4(2) thereof and/or Regulation D thereto and when issued, the Put Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Put Shares pursuant to, nor the Company's performance of its obligations under this Agreement will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Put Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company. The Put Shares shall not subject the Investor to personal liability by reason of the possession thereof.

         Section 4.7 No General  Solicitation  or  Advertising in Regard to this
                     -----------------------------------------------------------
Transaction.  Neither the Company nor any of its affiliates nor any  distributor
------------
or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Put Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

         Section 4.8  Corporate  Documents.  The Company has  furnished  or made
                      ---------------------
available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").


                                    10.5 - 9

         Section 4.9 No Conflicts.  The execution,  delivery and  performance of
                     -------------
this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of Common Stock do not and will not (i) result in a violation of the Company's Certificate or By-Laws or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided that, for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), no such representations and warranties are being made insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either individually or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Put Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on any Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

         Section  4.10  No  Material  Adverse  Change.  Since  the  date  of the
                        ------------------------------
Financial Statements described in Section 4.5, no Material Adverse Effect has occurred or exists with respect to the Company.

         Section 4.11 No Undisclosed Liabilities. The Company has no liabilities
                      ---------------------------
or obligations which are material, individually or in the aggregate, and are not disclosed to the Investor in the Financial Statements or otherwise in writing, other than those incurred in the ordinary course of the Company's businesses since the date of the Financial Statements and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

         Section  4.12 No  Undisclosed  Events  or  Circumstances.  No  event or
                       -------------------------------------------
circumstance  has  occurred  or  exists  with  respect  to  the  Company  or its

                                    10.5 - 10
businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires as of the date hereof, public disclosure or announcement prior to the date hereof by the Company.

         Section 4.13 No Integrated  Offering.  Neither the Company,  nor any of
                      ------------------------
its  affiliates,  nor any person acting on its or their behalf has,  directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Common Stock under the Securities Act.

         Section 4.14 Litigation and Other  Proceedings.  Except as set forth in
                      ----------------------------------
the Financial Statements described in Section 4.5, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect. Except as set forth on Schedule 4.14, no judgment, order, writ, injunction, decree or award has been issued by or, so far as is known by the Company, requested by any court, arbitrator or governmental agency which might result in a Material Adverse Effect.

         Section 4.15 No Misleading or Untrue Communication. The Company and any
                      --------------------------------------
Person representing the Company, in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with same, which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         Section 4.16 Non-Public  Information.  Neither  the  Company nor any of
                      ------------------------
its officers of agents has disclosed any material non-public information about the Company to the Investor or the Placement Agent.

         Section 4.17 No Default or Violation. The Company is not (i) in default
                      ------------------------
under or in violation of and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company, nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) in violation of any order of any court, arbitration or governmental body, or (iii) in violation of any statute, rule or regulation of any governmental authority, except as could not have or result in a Material Adverse Effect.

         Section 4.18  Financial  Statements.  The  financial  statements of the
                       ----------------------
Company included in the reports filed by the Company under the Exchange Act comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with

                                    10.5 - 11
generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                                    ARTICLE V
                            COVENANTS OF THE INVESTOR

         Section 5.1 Compliance with Law. The Investor's trading activities with
                     --------------------
respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed.

         Section 5.2 Selling  Restrictions.  The  Investor has the right to sell
                     ----------------------
shares of the Company's Common Stock equal in number to the number of the Shares to be purchased pursuant to this Agreement during the Commitment Period.


                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

         Section 6.1 Registration Rights. The Company shall cause a Registration
                     --------------------
Statement to be filed with respect to all Put Shares and Warrant Shares within sixty (60) days of the Subscription Date and shall use its best efforts to cause such Registration Statement to be declared effective within one hundred twenty
(120) days of the Subscription Date and remain effective for a period of two (2) years. The Company shall provide the Investor, or its counsel, a copy of the Registration Statement at least two (2) days prior to filing with the SEC.

         Section 6.2  Reservation  of Common Stock.  As of the date hereof,  the
                      -----------------------------
Company has reserved and the Company shall continue to reserve and keep available at all times shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Put Shares.

         Section  6.3  Quoting or Listing of Common  Stock.  The  Company  shall
                       ------------------------------------
maintain the quoting or listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares on the Principal Market, if the Principal Market is the Nasdaq, AMEX or NYSE. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Put Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall take all action necessary to continue the quoting, listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

                                    10.5 - 12

         Section 6.4  Exchange  Act  Registration.  The Company  shall cause its
                      ----------------------------
Common Stock to become and continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action to obtain a listing and continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

         Section 6.5 Legends. The certificates evidencing the Common Stock to be
                     --------
sold by the Investor pursuant to Section 9.1 shall be free of restrictive legends, except as set forth in Article IX.

         Section 6.6  Corporate  Existence.  The  Company  will  take  all steps
                      ---------------------
necessary to preserve and continue the corporate existence of the Company.

         Section  6.7 Additional  SEC  Documents.  In  the  event  that  the SEC
                      ---------------------------
Documents furnished or submitted to the SEC by the Company are not available or accessible by the Investor(s) on EDGAR, the Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all such SEC Documents.

         Section 6.8. Blackout Period.  The Company will immediately  notify the
                      ----------------
Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the registration statement, related prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate; and the Company will promptly make available to

                                    10.5 - 13
the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Purchase Notice during the continuation of any of the foregoing events or if the Company has knowledge that any of the foregoing events will occur within twenty (20) days of such knowledge.

         Section 6.9.  Expectations  Regarding Put Purchase Notices.  Within ten
                       ---------------------------------------------
(10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company undertakes to notify the Investor as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Purchase Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Purchase Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

         Section 6.10.     Capital Raising Limitations.
                           ----------------------------
                           (i)      Capital Raising Limitations.  For so long as
                                    ----------------------------
a Put Closing has occurred in the Investment Agreements as the Company has designated in its Put Purchase Notice (Investor consented to each Investment Amount in excess of $50,000 and less than $100,000 and a Put Closing has occurred at each time designated in the Put Purchase Notice) during the period from the date of this Agreement until its expiration, the Company shall not issue or sell, or agree to issue or sell Equity Securities (as defined below), for cash in private capital raising transactions without obtaining the prior written approval of the Investor (the limitations referred to in this subsection 6.10(i) are collectively referred to as the "Capital Raising Limitations"). For purposes hereof, the following shall be collectively referred to herein as, the "Equity Securities": (i) Common Stock or any other equity securities, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or other equity securities, or (iii) any securities of the Company pursuant to an equity line structure or format similar in nature to this transaction.

                           (ii)    Exceptions  to Capital  Raising  Limitations.
                                   ---------------------------------------------
Notwithstanding the above, the Capital Raising Limitations shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors, or a primary underwritten offering of the Company's Common Stock.

         Section 6.11. No  Reclassification  or  Recapitalization.  The  Company
                       -------------------------------------------
shall  not,  without  the  consent  of the  Investor,  during  the  term of this
Agreement,   effect  a  recapitalization,   reclassification  or  other  similar

                                    10.5 - 14
transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a smaller number of shares (a "Reverse Stock Split"), provided that the Company may effect such Reverse Stock Split without the consent of Investor in connection with achieving listing requirements for any Principal Market.

         Section 6.12. Disclosure of Material Information. In the event that any
                       -----------------------------------
or all of the information set forth on Schedule 8.2(a) hereto becomes material, the Company shall make full and complete public disclosure in accordance with all applicable law.

         Section 6.13. Issuance of Put Shares.  The sale and issuance of the Put
                       -----------------------
Shares shall be made in accordance with the provisions and requirements of applicable federal and state law.

                                   ARTICLE VII
                          CONDITIONS TO DELIVERY OF PUT
                 PURCHASE NOTICES AND CONDITIONS TO PUT CLOSING

         Section 7.1  Conditions  Precedent to the  Obligation of the Company to
                      ----------------------------------------------------------
Issue and Sell Common Stock.  The  obligation  hereunder of the Company to issue
----------------------------
and sell the Put Shares to the Investor incident to each Put Closing is subject to the satisfaction, at or before each such Put Closing, of each of the conditions set forth below.

                  (a) Accuracy of the Investor's  Representation and Warranties.
                      ----------------------------------------------------------
The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Put Closing as though made at each such time.

                  (b)  Performance  by the  Investor.  The  Investor  shall have
                       ------------------------------
performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Put Closing.

         Section 7.2 Conditions Precedent to the Right of the Company to Deliver
                     -----------------------------------------------------------
a Put Purchase Notice and the Obligation of the Investor to purchase Put Shares.
--------------------------------------------------------------------------------
The right of the Company to deliver a Put Purchase Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Put Closing is subject to the satisfaction, (i) on the Put Date, (ii) for each day during the Valuation Period, and (iii) on the applicable Put Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                  (a) Registration of the Common Stock with the SEC. The Company
                      ----------------------------------------------
shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities that shall have been declared effective by

                                    10.5 - 15
the SEC prior to the first Put Date, but in no event later than one hundred twenty (120) days after the Subscription Date.

                  (b)  Effective   Registration   Statement.   The  Registration
                       -------------------------------------
Statement shall have become effective on or prior to the Put Date and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

                  (c) Accuracy of the Company's  Representations and Warranties.
                      ----------------------------------------------------------
The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date, except for any conditions which have temporarily caused any representations or warranties herein to be incorrect and which have been corrected with no continuing impairment to the Company or the Investor.

                  (d)  Performance  by  the  Company.  The  Company  shall  have
                       ------------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date, including but not limited to the requirements for the Company and its transfer agent set forth in Sections 9.1 and 9.2 to deliver Common Stock without legends pursuant to the terms set forth in Sections 9.1 and 9.2, and Exhibit B hereto and each of the representations and warranties of the Company, as set forth in
Article IV, shall be true and correct and there shall be no omissions of any material fact which, if disclosed, would render any such representation or warranty untrue.

                  (e) No Injunction.  No statute,  rule,  regulation,  executive
                      --------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly or materially adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially adversely affecting any of the transactions contemplated by this Agreement.

                  (f) Adverse Changes. Since the date of filing of the Company's
                      ----------------
most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

                  (g) No  Suspension of Trading In or Delisting of Common Stock.
                      ----------------------------------------------------------
The trading of the Common Stock  (including  without  limitation the Put Shares)

                                    10.5 - 16
shall not have been suspended by the SEC, the Principal Market or the NASD and the Common Stock (including without limitation the Put Shares) shall have been approved for listing or quotation and shall have actually been listed or quoted on, and shall not have been delisted from the Principal Market, nor shall the Company have received any letter or notice of any suspension or delisting or warning of such suspension or delisting. The issuance of shares of Common Stock with respect to the applicable Put Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

                  (h) Legal Opinions. The Company's counsel shall deliver to the
                      ---------------
Investor prior to the first Put Date an opinion in the form of Exhibit C hereto.

                  (i) Due  Diligence.  No dispute  between  the  Company and the
                      ---------------
Investor shall exist pursuant to Section 8.2(c) as to the adequacy of the disclosure contained in the Registration Statement.

                  (j) Ten  Percent  Limitation.  The  number of Put Shares to be
                      -------------------------
purchased on each Put Closing Date and the number of Warrant Shares issuable upon any exercise of such Warrant by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock then owned by the Investor beneficially or deemed beneficially owned by the Investor, would result in the Investor owning more than 9.99% of all of such Common Stock as would be outstanding on such Put Closing Date or such date of exercise of the Warrant, as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder. In such event, the Investment Amount designated in any Put Purchase Notice shall be reduced by the minimum amount necessary as to not result in the Investor owning more than 9.99% of the Common Stock of the Company. For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated thereunder is greater on a Put Closing Date than on the date upon which the Put Purchase Notice associated with such Put Closing Date is given, the amount of Common Stock outstanding on such Put Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Shares, would own more than 9.99% of the Common Stock following such Put Closing Date.

                  (k) Cross  Default.  The Company  shall not be in default of a
                      ---------------
term, covenant, warranty or undertaking of any other agreement to which the Company and Investor are parties, nor shall there have occurred an event of default under any such other agreement, in each case which default would have a material adverse effect on the financial condition of the Company or the Company's ability to comply with its obligations to the Investor.

                  (l) No  Knowledge.  The Company shall have no knowledge of any
                      --------------
event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the Valuation Period during which the Put Purchase Notice is deemed delivered).

                                    10.5 - 17

                  (m)   Put Cushion.  The Put Cushion  shall have elapsed  since
                        -----------
the  immediately  preceding Put Date.

                  (n)  Shareholder  Vote. The issuance of shares of Common Stock
                       ------------------
with respect to the applicable Put Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

                  (o) Escrow  Agreement.  The parties  hereto shall have entered
                      ------------------
into a mutually acceptable escrow agreement for the Purchase Prices due hereunder, providing for reasonable interest on any funds deposited into the escrow account established under the escrow agreement.

                  (p)  Compliance  Certificate.  The  Company  shall  deliver  a
                       ------------------------
Compliance Certificate in the form attached hereto as Exhibit D on each Put Closing Date.

                  (q) Other. On each Condition  Satisfaction  Date, the Investor
                      ------
shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2. including, without limitation, a certificate in substantially the form and substance of Exhibit D hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Put Closing shall have been satisfied as at the date of each such certificate.

                                  ARTICLE VIII
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

         Section 8.1 Due Diligence Review.  The Company shall make available for
                     ---------------------
inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                                    10.5 - 18

         Section 8.2       Non-Disclosure of Non-Public Information.
                           -----------------------------------------
                           (a) Except as set forth on  Schedule  8.2(a)  hereof,
the Company represents and warrants that the Company and its officers, directors, employees and agents have not disclosed any non-public information to the Investor or advisors to or representatives of the Investor. The Company covenants and agrees that it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                           (b) The Company acknowledges and understands that the
Investor is entering into this Agreement at the request of the Company and in good faith reliance on (i) the Company's representation set forth in Section
4.16 that neither it nor its agents have disclosed to the Investor any material non-public information; and (ii) the Company's covenant set forth in Section
6.10 that if all or any portion of the information set forth on Schedule 8.2(a) becomes material, the Company shall timely make full and complete public disclosure of all or such portion of such information that shall have become material in accordance with all applicable law.

                           (c) Nothing  herein  shall  require  the  Company  to
disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                    10.5 - 19

                                   ARTICLE IX
                                     LEGENDS

         Section 9.1 Legends.  Unless otherwise provided below, each certificate
                     --------
representing   Registrable  Securities  will  bear  the  following  legend  (the
"Legend"):

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S.
                  SECURITIES   ACT  OF  1933,   AS  AMENDED  (THE
                  "SECURITIES  ACT"),  OR  ANY  OTHER  APPLICABLE
                  SECURITIES   LAWS  AND  HAVE  BEEN   ISSUED  IN
                  RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A PRIVATE EQUITY LINE OF CREDIT AGREEMENT BETWEEN UNITED VENTURES GROUP, INC. AND BOAT BASIN INVESTORS LLC DATED AUGUST __, 2000. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM THE COMPANY'S EXECUTIVE OFFICES.

         Notwithstanding the foregoing, upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit B hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided herein. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the
Investor:

                  (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the

                                    10.5 - 20

         Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement; and

                  (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. Any of the notices referred to above in this Section 9.1 may be sent by facsimile to the Company's transfer agent.

         Section 9.2 No Other Legend or Stock Transfer  Restrictions.  No legend
                     ------------------------------------------------
other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

         Section 9.3  Investor's  Compliance.  Nothing in this  Article IX shall
                      -----------------------
affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.


                                    ARTICLE X
                               CHOICE OF LAW/VENUE

         Section 10.1 Choice of Law/Venue. This Agreement and the Warrants shall
                      --------------------
be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any controversy or claim arising out of or related to this Agreement and the Warrants or the breach thereof, shall be settled by binding arbitration in New York City, New York in accordance with the rules of the Judicial Arbitration & Mediation Services' Eastern Regional Office located in New York City, New York ("JAMS"). A proceeding shall be commenced upon written demand by Company or the Investor to the other. The arbitrator(s) shall enter a judgment by default against any party which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by JAMS, and if they are unable to agree within ten (10) days, JAMS shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators

                                    10.5 - 21
shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of parties' respective positions in the issues in dispute. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. Nothing in this section 10.1 shall preclude the parties from seeking extraordinary relief in the event that a claim of irreparable harm arises, provided however, that such application shall be made in the United States District Court for the Southern District of New York, or in the Supreme Court of the State of New York, New York County. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                                   ARTICLE XI
              ASSIGNMENT; ENTIRE AGREEMENT, AMENDMENT; TERMINATION

         Section 11.1  Assignment.  Neither this Agreement nor any rights of the
                       -----------
Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, and be binding upon, any transferee of any of the Common Stock purchased or acquired by the Investor hereunder with respect to the Common Stock held by such person unless such Common Stock is free from restrictions on further transfer of such Common Stock, and (b) the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) effective upon written notice to the Company. The Company shall have the right to require any assignee to execute a counterpart of this Agreement.

         Section 11.2  Termination.  This Agreement shall terminate  forty-eight
                       ------------
(48) months after the commencement of the Commitment Period; provided, however, that the provisions of Articles VI, VIII, IX, X, XI, and XII shall survive the termination of this Agreement.

         Section 11.3 Entire Agreement,  Amendment.  This Agreement  constitutes
                      -----------------------------
the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto.

                                   ARTICLE XII
                            NOTICES; INDEMNIFICATION

         Section  12.1  Notices.  All  notices,  demands,  requests,   consents,
                        --------
approvals,  and other communications required or permitted hereunder shall be in

                                    10.5 - 22
writing and, unless otherwise specified herein,  shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
The addresses for such communications shall be:

                  If to Staruni Corporation:

                  Staruni Corporation
                  1642 Westwood Boulevard
                  LosAngeles, California 90024
                  Telecopier:
                  Attention: Bruce Stuart

                  If to the Investor:

                  To the address and telecopier number set forth on Schedule A hereto.

                  With a copy to:

                  Novack Burnbaum Crystal LLP
                  300 East 42nd Street, 10th Floor
                  New York, New York  10017
                  Attention:  Edward H, Burnbaum, Esq.
                  Telecopier:  (212) 986-2907

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 12.2      Indemnification.
                           ----------------
                  (a) The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or is controlled by the Investor (the "Control Person") from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement in any event as such Damages are incurred.
                                    10.5 - 23

                  (b) The Investor agrees to indemnify and hold harmless the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the Control Persons from and against any Damages, joint or several, and any action in respect thereof to which the Company, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Investor contained in this Agreement.

         Section 12.3 Method of Asserting Indemnification Claims. All claims for
                      -------------------------------------------
indemnification by any Indemnified Party (as defined below) under Section 12.2 will be asserted and resolved as follows:

                  (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 12.2 (an "Indemnified Party") might seek indemnity under Section 12.2 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any affiliate of the Company or (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 12.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party will not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party will notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 12.2 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  (b) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 12.3(a), then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings will be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief which affects the Indemnified Party, other than the payment of monetary damages

                                    10.5 - 24
or that provides for the payment of monetary damages as to which the Indemnified Party will not be indemnified in full pursuant to Section 12.2). The
Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause 1, file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause 1, and except as provided in the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 12.2 with respect to such Third Party Claim.

                  (c) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 12.3(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause 2, if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause 3 below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause 2 or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause 2, and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                                    10.5 - 25

                  (d) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 12.2 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.

                  (e) In the event any Indemnified Party should have a claim under Section 12.2 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 12.2 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 12.2 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party will proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by arbitration in accordance with paragraph (c) of this Section 12.3.


                                  ARTICLE XIII
                                  MISCELLANEOUS

         Section  13.1 Fees and  Expenses.  Each of the Company and the Investor
                       -------------------
agrees to pay its own expenses incident to the performance of its obligations hereunder except that the Company shall pay the fees of the Investor's attorneys and the Escrow Agreement in connection with this transaction and the preparation of documents which shall be only and to the extent set forth in the Escrow Agreement. Any such fees shall be netted from the proceeds of any Put Purchase Price.

                                    10.5 - 26

         Section 13.2 Brokerage.  Each of the parties hereto  represents that it
                      ----------
has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission except for Capstone Partners. The Company shall pay the fees of Capstone Partners pursuant to a separately negotiated placement agreement

         Section  13.3  Publicity.  Except as required by  applicable  law,  the
                        ----------
Company shall not issue any press release or otherwise make any public statement or announcement with respect to this Agreement or the transactions contemplated hereby or the existence of this Agreement without the prior consent of the Purchaser.

         Section 13.4  Counterparts.  This Agreement may be executed in multiple
                       -------------
counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

         Section 13.5 Entire Agreement.  This Agreement with the Exhibits hereto
                      -----------------
set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

         Section 13.6 Survival;  Severability. The representations,  warranties,
                      ------------------------
covenants and agreements of the parties hereto shall survive each Put Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

         Section 13.7 Title and Subtitles. The titles and subtitles used in this
                      --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         Section  13.8  Reporting  Entity for the Common  Stock.  The  reporting
                        ----------------------------------------
entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

              [THIS SPACE INTENTIONALLY LEFT BLANK]



                                    10.5 - 27

         IN WITNESS WHEREOF, the parties hereto have caused this Private Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                           STARUNI CORPORATION



                                           By:_____________________________
                                               Bruce Stuart

                                               BOAT BASIN INVESTORS LLC




                                                              By:






































                                    10.5 - 28

                                    EXHIBIT A
                                     FORM OF
                               PUT PURCHASE NOTICE

                  Reference is made to the Private Equity Line of Credit Agreement dated as of September __, 2000(the "Agreement") between Staruni Corporation, a corporation (the "Company") and Boat Basin Investors LLC. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement.

                  In accordance with and pursuant to Section 2.2 of the Agreement, the Company hereby issues this Put Purchase Notice to exercise a Put request for the Put Amount indicated below.

                  Investment Amount:
                                    -----------------------------
                  Valuation Period start date:
                                              -------------------
                  Valuation Period end date:
                                            ---------------------
                  Put Closing Date:
                                   ------------------------------
                  Floor Price:    $
                                  -------------------------------
Dated:
      ----------------------------
                                     STARUNI CORPORATION


                                     By:______________________________
                                     Name:
                                     Title:
                                     Address:
                                     Facsimile No.:
                                     Wire Instructions: __________________
                                     Contact Name:  __________________________


















                                    10.5 - 29

                                    EXHIBIT B
                         INSTRUCTIONS TO TRANSFER AGENT
                               STARUNI CORPORATION

                                                        ________________, 2000
[Name and address
of Transfer Agent]
Ladies & Gentlemen:

         Reference is made to that certain Private Equity Line of Credit Agreement (the "Agreement") by and among certain Investors (the "Investor") and Staruni Corporation. Pursuant and subject to the terms and conditions set forth in the Agreement the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time during the term of the Agreement shares (the "Shares") of Common Stock of the Company, $0.001 par value (the "Common Stock") and certain warrants (the "Warrants") which shall be exercisable into shares of Common Stock. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as "Warrant Shares." The Shares and Warrant Shares are collectively referred to herein as "Underlying Shares."

         This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent for the Company with respect to its Common Stock at such time) to issue Underlying Shares from time to time upon notice from the Company to issue such Underlying Shares. So long as you have previously received (w) a notice of effectiveness of the Company's outside counsel substantially in the form of Exhibit I attached hereto (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the registration statement covering resales of Underlying Shares) stating that a registration statement covering resales of Underlying Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Underlying Shares may be issued (or reissued if they have been issued at a time when there was not such an effective registration statement) or resold without any restrictive legend (the "Notice of Effectiveness"), (x) a copy of such registration statement, (y) an appropriate representation that the resale prospectus contained in the registration statement has been delivered in compliance with applicable rules and regulations and (z) with respect to the issuance of replacement Warrant Shares, the certificates representing the originally issued Warrant Shares have been returned to you as transfer agent, then certificates representing Underlying Shares shall not bear any legend restricting transfer of Underlying Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if you have not previously received a copy of the Notice of Effectiveness, such registration statement and such representation or you have received a subsequent notice by the Company or its counsel of the suspension or termination of the effectiveness of the registration statement or the imposition of a Blackout Period as set forth in the Section 6.8 of the Agreement, then certificates representing Underlying Shares shall bear the following legend:

                  THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE

                                    10.5 - 30

                  SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNITED VENTURES GROUP, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

provided, however, that the Company may, from time to time, notify you to place stop-transfer restrictions on the certificates for Underlying Shares in the event, but only in the event, a registration statement covering Underlying Shares is subject to amendment for events then current.

         Please be advised that the Investor has relied upon this instruction letter as an inducement to enter into the Agreement and, accordingly, the Investor, is a third party beneficiary to these instructions.

         Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any
questions concerning this matter, please contact me at                      .
                                                      ----------------------

                                              Very truly yours,
                                              STARUNI CORPORATION


                                              By:_____________________________

ACKNOWLEDGED AND AGREED:
[TRANSFER AGENT]


By:________________________________
   Name: ________________________
   Title: _________________________
   Tel.: ___________________________


















                                    10.5 - 31

                                                                       Exhibit I
                        [FORM OF NOTICE OF EFFECTIVENESS]
[Addressee]
[Address]
TO WHOM IT MAY CONCERN:

         We are counsel to Staruni Corporation, a corporation (the "Company"), and we have represented the Company in connection with that certain Private Equity Line of Credit Agreement (the "Agreement") between the Company and the Investor named therein, pursuant to which the Company agreed to issue shares (the "Shares") of its common stock (the "Common Stock") from time to time during the term of the Agreement and warrants to purchase shares of the Common Stock (the "Warrant Shares"). Pursuant to the Agreement, the Company agreed to register the Common Stock and the Warrant Shares.

         In connection with the foregoing, we have been advised that the Registration Statement on Form ____ (File No. 333-______________) of the Company (the "Registration Statement"), a copy of which is enclosed, was declared effective at ____________M., eastern time, on ____________, 2000. Upon issuance of the Underlying Shares referred to in the Company's instruction letter attached, and provided that you have received a copy of the representation pursuant to item (z) in the second paragraph of such instruction letter, you are authorized to issue certificates for the Company's Common Stock without restrictive legends. We have no knowledge as of the date hereof, after telephonic inquiry of a member of the Securities and Exchange Commission's staff that any stop order suspending the effectiveness of the Registration Statement has been issued or that any proceedings for that purpose are pending before, or threatened by, the Securities and Exchange Commission and, accordingly, the Underlying Shares are available for resale under the Securities Act of 1933, as amended in the manner specified in, and pursuant to the terms of the Registration Statement.


                                           Very truly yours,






















                                    10.5 - 32

                                    EXHIBIT C
                               OPINION OF COUNSEL

                  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of . The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

                  2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Equity Line of Credit Agreement and to issue and sell the Common Stock, the Warrants and the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"). The execution, delivery and performance of the Equity Line of Credit Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. The Equity Line of Credit Agreement has been duly executed and delivered, and the Common Stock and the Warrants have been duly executed, issued and delivered by the Company and the Equity Line of Credit
Agreement constitutes a legal, valid and binding obligations of the Company enforceable against the Company in accordance with its respective terms.

                  3. The Common Stock and the Warrants have been duly authorized and the Common Stock, when delivered against payment in full as provided in the Equity Line of Credit Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance, and, when delivered upon exercise or against payment in full as provided in the Warrants, will be validly issued, fully paid and nonassessable.

                  4. The execution, delivery and performance of and compliance with the terms of the Equity Line of Credit Agreement and the consummation by the Company of the transactions contemplated thereby (i) do not violate any provision of the Company's certificate of incorporation or bylaws, (ii) to our knowledge, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

                  5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Equity

                                    10.5 - 33

Line of Credit Agreement, or the offer, sale or issuance of the Common Stock and the Warrants or the consummation of any other transaction contemplated by the Equity Line of Credit Agreement (other than any filings which may be required to be made by the Company with the Commission, or the OTC Bulletin Board or an Alternate Market subsequent to the Closing, and, any registration statement which may be filed pursuant to the Equity Line of Credit Agreement).

















































                                    10.5 - 34

                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE
                              STARUNI CORPORATION

         The undersigned, _______________, hereby certifies, with respect to shares of common stock of Staruni Corporation (the "Company") issuable in connection with the Put Purchase Notice, dated (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement, dated September __, 2000, by and among the Company and certain Investors (the "Agreement"), as follows:

         1. The undersigned is the duly elected [Chairman and Chief Executive Officer] of the Company.

         2. The  representations  and  warranties  of the  Company  set forth in
Article IV of the Agreement are true and correct in all material respects as though made on and as of the date hereof.

         3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Put Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in Article VI and Article VII of the Agreement.

         The undersigned has executed this Certificate this ____ day of ______, 2000.

                                            STARUNI CORPORATION



                                            By:_____________________________
                                               Name:
                                               Title:




















                                    10.5 - 35

                                    EXHIBIT E
                                 FORM OF WARRANT

















































                                    10.5 - 36

                                    EXHIBIT F
                                 FORM OF WARRANT





















































                                    10.5 - 37